UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2019 (August 16, 2019)

BLACKROCK TCP CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	814-00899	56-2594706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2951 28th Street, Suite 1000 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TCPC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.         Entry into a Material Definitive Agreement.

On August 16, 2019, BlackRock TCP Capital Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Tennenbaum Capital Partners, LLC (“TCP”), Series H of SVOF/MM, LLC (the “Administrator” and, collectively with the Company and TCP, the “TCP Entities”), and BofA Securities, Inc., as representative of the underwriters named in Schedule A thereto, in connection with the issuance and sale of $150,000,000 aggregate principal amount of the Company’s 3.900% Notes due 2024 (the “Notes”) (the “Offering”). The closing of the Offering is subject to customary closing conditions, and the Notes are expected to be delivered and paid for on August 23, 2019.

The Offering is being made pursuant to the Company’s effective shelf registration statement on Form N-2 (Registration No. 333-233317) which was filed with the Securities and Exchange Commission on August 16, 2019, as supplemented by a preliminary prospectus supplement dated August 16, 2019 and a final prospectus supplement dated August 16, 2019.

The Underwriting Agreement includes customary representations, warranties and covenants by the TCP Entities. It also provides for customary indemnification by each of the TCP Entities and the underwriters against certain liabilities and customary contribution provisions in respect of those liabilities. The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)              Exhibits

1.1
Underwriting Agreement, dated August 16, 2019, by and among BlackRock TCP Capital Corp., Tennenbaum Capital Partners, LLC, Series H of SVOF/MM, LLC and BofA Securities, Inc., as representative of the underwriters named in Schedule A thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock TCP Capital Corp.

Date: August 20, 2019	By:	/s/ Paul L. Davis
Paul L. Davis
Chief Financial Officer